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                                                                   EXHIBIT 10.14

                              MAXXIM MEDICAL, INC.

                           SUMMARY TERMS OF EMPLOYMENT
                                AS OF 11-06-2000

KEY EMPLOYEE PLAN EXECUTIVE NAME: PHILIP C. SEETIN ("EXECUTIVE")

POSITION & TITLE: CORPORATE VICE PRESIDENT RISK MANAGEMENT, REAL ESTATE,
                  LOSS PREVENTION & SAFETY PROGRAMS, FACILITY MANAGEMENT.

START DATE: NOVEMBER 20, 2000

TERM OF AGREEMENT: TWO YEARS

ANNUAL CASH COMPENSATION TARGET: $180,000

AVERAGE ANNUAL (FOUR YEARS) CASH COMPENSATION
TARGET INCLUDING KEY EMPLOYEE PLAN: $210,000

ANNUAL BASE
SALARY COMPENSATION: $120,000

PERFORMANCE
& RETENTION BONUS PLAN: KEY EMPLOYEE PLAN. BONUS POTENTIAL ON AN ANNUAL
                        BASIS WILL BE 50%. 25% POTENTIAL EACH FISCAL
                        QUARTER (ONE-FOURTH EACH QUARTER) AND AN ADDITIONAL 25% AT THE END OF THE FISCAL YEAR. IN ADDITION A ONE-TIME BONUS OF $24,000 WILL BE PAID. ONE HALF ($12,000) UPON STARTING AT MAXXIM AND $12,000 ALLOCATED OVER THE FIRST TWELVE MONTHS PAYABLE ONE TWELFTH PER MONTH. IN ADDITION THE KEY EMPLOYEE PLAN PROVIDES A GUARANTEED 50% OF SALARY RETENTION PAYMENT PAID AT THE END OF FOUR YEARS AND AN ADDITIONAL 50% BONUS (EARNED ONE-FOURTH EACH YEAR BASED ON COMPANY AND INDIVIDUAL PERFORMANCE.

EQUITY PACKAGE:        $200,000.

   - STOCK OPTIONS:    $200,000 - 40,000 MAXXIM STOCK OPTIONS @ $5.00 STRIKE
                       PRICE. FOUR YEAR VESTING, ONE-FOURTH PER YEAR.


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COMPANY BENEFITS: COMMENSURATE WITH CORPORATE VP LEVEL TO INCLUDE MEDICAL,
                  LIFE, LTD, VACATION (THREE WEEKS), HOLIDAYS AND EXPENSE ACCOUNT REIMBURSEMENT PER COMPANY POLICIES. IN ADDITION A MINIMUM OF THREE MONTHS SEVERANCE WILL BE IN PLACE. THREE MONTHS COBRA WILL BE PAID IF NEEDED FOR COVERAGE.

RELOCATION & COMMUTING EXPENSES: ALL COMMUTING EXPENSES WILL BE
                                 REIMBURSED; AIR FARE ON A WEEKLY BASIS,
                                 RENTAL CAR OR CAR ALLOWANCE ($500.00 PER
                                 MONTH), DINNER, MEALS, LAUNDRY, HOTEL /
                                 APARTMENT, BUSINESS AND REMOTE TELEPHONE
                                 EXPENSE, ETC.



   /s/ AKBAR NADERI
- -----------------------------------
AKBAR NADERI
VICE CHAIRMAN & PRESIDENT



   /s/ MARK S. SELLERS
- -----------------------------------
MARK S. SELLERS
VIVE CHAIRMAN & CFO



   /s/ PHILIP C. SEETIN
- -----------------------------------
PHILIP C. SEETIN